UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 6, 2013, Zalicus Inc. (the "Company") held its previously announced Annual Meeting of Stockholders (the "Meeting"), at which a quorum was present. At the Meeting, the stockholders of the Company voted the four proposals as follows: (i) to elect Mark H.N. Corrigan, M.D. and Sally W. Crawford as Class II members of the board of directors, to serve until the Company's 2016 annual meeting of stockholders ("Proposal 1"), (ii) to amend the Company's Sixth Amended and Restated Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of the Company's common stock in a ratio to be determined by the Company's Board of Directors to be implemented prior to the 2014 annual meeting of the Company's stockholders at the discretion of the Company's Board of Directors ("Proposal 2"), (iii) to amend the Company's Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 if the Company's Board of Directors does not implement the reverse stock split ("Proposal 3"), and (iv) to ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 ("Proposal 4").

The Company's stockholders approved Proposal 1. The votes cast at the Annual Meeting were as follows:

On the election of Mark H.N. Corrigan, M.D. as a Class II director - 32,109,310 shares voted for and 1,637,064 shares withheld.

On the election of Sally W. Crawford as a Class II director - 32,078,975 shares voted for and 1,667,399 shares withheld.

The Company stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

65,007,989 shares voted for, 26,625,648 shares voted against and 2,315,676 shares abstained from voting. There were 0 broker non-votes with respect to Proposal 2.

The Company stockholders did not approve Proposal 3. The votes cast at the Annual Meeting were as follows:

62,538,693 shares voted for, 30,616,930 shares voted against and 793,690 shares abstained from voting. There were 0 broker non-votes with respect to Proposal 3.

The Company stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

81,235,249 shares voted for, 10,739,598 shares voted against and 1,974,466 shares abstained from voting. There were 0 broker non-votes with respect to Proposal 4.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.
	By:	/s/ Jason F. Cole
Name: Jason F. Cole
Title: Executive Vice President, Corporate
Development and General Counsel
Dated: June 6, 2013